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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       November 22, 1999
                                                --------------------------------




                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-11630                 76-0471342
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   (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)              File Number)           Identification No.)



                  1100 Executive Drive, Richardson, Texas         75081
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               (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code        (972) 367-2100
                                                   -----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         A shareholders class action lawsuit was filed in the U.S. District Court for the Northern District of Texas purported to have been filed on behalf of all persons and entities who purchased Intelect common stock during the period between February 24, 1998 and November 17, 1998. The named defendants include Intelect Network Technologies Company, certain former and present officers and directors of Intelect, and Arthur Andersen, LLP. The complaint alleges that the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by making false and misleading statements concerning Intelect's reported financial results during the period, primarily relating to revenue recognition, asset impairment and capitalization issues. The plaintiffs seek monetary damages, interest, costs and expenses. Intelect intends to defend the suit vigorously in all aspects.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:    N/A

     (c) Exhibits: None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTELECT COMMUNICATIONS, INC.
                                           -------------------------------------
                                                          (Registrant)


Date: November 23, 1999                       By:  /s/ HERMAN M. FRIETSCH
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                                                        (Signature)
                                                 Herman M. Frietsch
                                                 Chairman of the Board and CEO